SUPPLEMENT TO THE
CLASS A PROSPECTUSES
OF
 WELLS FARGO ALTERNATIVE FUNDS
 WELLS FARGO FIXED INCOME FUNDS
 WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
 WELLS FARGO MULTI-ASSET FUNDS
 WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
 WELLS FARGO SPECIALTY FUNDS
 WELLS FARGO TARGET DATE RETIREMENT FUNDS
 WELLS FARGO U.S. EQUITY FUNDS
Effective on or about July 1, 2018, the following disclosure is added to the end of the section entitled "Appendix":

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class exchange program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Funds' policy regarding frequent purchases and redemption of Fund shares, as discussed under "Account Information—Frequent Purchases and Redemptions of Fund Shares"

May 17, 2018	AFR058/P501SP